UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 23, 2016

Date of report (Date of earliest event reported)

TERRAVIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35189	33-1077078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Gateway Boulevard South San Francisco, CA 94080		94080
(Address of Principal Executive Offices)		(Zip Code)

(650) 780-4777

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

2018 Exchange

On November 23, 2016, TerraVia Holdings, Inc. (the “Company”) entered into a note exchange agreement (the “2018 Exchange Agreement”) with a holder (the “2018 Holder”) of the Company’s 6.00% Convertible Senior Subordinated Notes due 2018 (the “2018 Notes”) pursuant to which the 2018 Holder agreed to exchange (the “2018 Exchange”) up to $4,576,000 in aggregate principal amount of its 2018 Notes with the Company for shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

The maximum aggregate principal of 2018 Notes that may be surrendered under the 2018 Exchange Agreement is $4,576,000. The 2018 Exchange will occur over a period of up to 22 trading days beginning on November 28, 2016 (the “2018 Exchange Period”). The principal amount of 2018 Notes and Common Stock to be exchanged will be determined on each trading day during the 2018 Exchange Period based on the volume-weighted average price of the Common Stock (the “VWAP”) on such trading day, and will be zero on any trading day if the VWAP on that day is below an agreed upon floor price. On each such trading day, the aggregate number of shares of Common Stock issuable to the 2018 Holder pursuant to the 2018 Exchange Agreement (the “2018 Exchange Stock”) will be equal to the sum of (i) a base number of shares of Common Stock equal to the principal amount of 2018 Notes for such trading day multiplied by 121.124 shares of Common Stock per $1,000 principal amount of 2018 Notes, and (ii) an additional number of shares of Common Stock equal to $403.31 per $1,000 of the principal amount of 2018 Notes for such trading day, divided by the VWAP on such trading day. The maximum amount of 2018 Exchange Stock is approximately 3.0 million shares.

The issuance of the 2018 Exchange Stock represents the satisfaction of the Company’s obligation to deliver shares of Common Stock upon conversion of the principal amount of the 2018 Notes surrendered pursuant to the indenture relating to the 2018 Notes and inducement to the 2018 Holder to exchange the principal amount of the 2018 Notes surrendered in the 2018 Exchange plus all accrued and unpaid interest on the principal amount of the 2018 Notes surrendered.

The settlement of the 2018 Exchange is expected to occur on a rolling basis based on two successive “Tranche Periods” during the 2018 Exchange Period. Each Tranche Period will consist of eleven consecutive trading days. On the second scheduled trading day following the last trading day of each Tranche Period, the Holder is expected to surrender the aggregate principal amount of the 2018 Notes deliverable for each of the trading days within such Tranche Period, and the Company is expected to issue the shares of Common Stock issuable in respect of such 2018 Notes, in each case subject to customary closing conditions. Upon the surrender of 2018 Notes to the Company, such 2018 Notes will be cancelled. The last settlement date is expected to occur on December 30, 2016.

The issuance of the Common Stock pursuant to the 2018 Exchange Agreement is being made in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended.

2019 Exchange

On November 23, 2016, the Company also entered into a note exchange agreement (the “2019 Exchange Agreement”) with a holder (the “2019 Holder”) of the Company’s 5.00% Convertible Senior Subordinated Notes due 2019 (the “2019 Notes”) pursuant to which the 2019 Holder agreed to exchange (the “2019 Exchange”) up to $7,567,000 in aggregate principal amount of its 2019 Notes with the Company for shares of Common Stock.

The maximum aggregate principal of 2019 Notes that may be surrendered under the 2019 Exchange Agreement is $7,567,000. The 2019 Exchange will occur over a period of up to 60 trading days beginning on January 3, 2017 (the “2019 Exchange Period”). The principal amount of 2019 Notes and Common Stock to be exchanged will be determined on each trading day during the 2019 Exchange Period based on the VWAP on such trading day, and will be zero on any trading day if the VWAP on that day is below an agreed upon floor price. On each such trading day, the aggregate number of shares of Common Stock issuable to the 2019 Holder pursuant to the 2019 Exchange Agreement (the “2019 Exchange Stock”) will be equal to the sum of (i) a base number of shares of Common Stock equal to the principal amount of 2019 Notes for such trading day multiplied by 75.7576 shares of Common Stock per $1,000 principal amount of 2019 Notes, and (ii) an additional number of shares of Common Stock equal to $386.36 per $1,000 of the principal amount of 2019 Notes for such trading day, divided by the VWAP on such trading day. The maximum amount of 2019 Exchange Stock is approximately 4.5 million shares.

The issuance of the 2019 Exchange Stock represents the satisfaction of the Company’s obligation to deliver shares of Common Stock upon conversion of the principal amount of the 2019 Notes surrendered pursuant to the indenture relating to the 2019 Notes, the satisfaction of the Company’s obligation to deliver the Early Conversion Payment (as defined in the indenture relating to the 2019 Notes) upon conversion of the principal amount of the 2019 Notes surrendered, and inducement to the 2019 Holder to exchange the principal amount of the 2019 Notes surrendered in the 2019 Exchange plus all accrued and unpaid interest on the principal amount of the 2019 Notes surrendered.

The settlement of the 2019 Exchange is expected to occur on a rolling basis based on six successive “Tranche Periods” during the 2019 Exchange Period. Each Tranche Period will consist of ten consecutive trading days. On the second scheduled trading day following the last trading day of each Tranche Period, the 2019 Holder is expected to surrender the aggregate principal amount of the 2019 Notes deliverable for each of the trading days within such Tranche Period, and the Company is expected to issue the shares of Common Stock issuable in respect of such 2019 Notes, in each case subject to customary closing conditions. Upon the surrender of 2019 Notes to the Company, such 2019 Notes will be cancelled. The last settlement date is expected to occur on March 31, 2017.

The issuance of the Common Stock pursuant to the Exchange Agreement is being made in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

The Company is also in discussions with a number of potential investors to raise additional capital. However, no agreements have been made and such discussions may not lead to a transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERRAVIA HOLDINGS, INC.
(Registrant)

Date: November 23, 2016	By:	/s/ Paul T. Quinlan
Paul T. Quinlan
General Counsel